EXHIBIT 10


             FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
             _______________________________________


        THIS FIRST AMENDMENT ("Amendment"), made and entered into as of the 26th day of October, 1995, by and between SUPER FOOD SERVICES, INC., a Delaware corporation, (hereinafter called "Super") and JOHN DEMOS, of Dayton, Ohio (hereinafter called "Demos").
                           WITNESSETH:
        WHEREAS, Super and Demos entered into an Employment Agreement dated as of March 3, 1981 (the "Employment Agreement"); and
        WHEREAS, pursuant to the letter dated January 31, 1990 from the Company to Demos, the term of the Employment Agreement will terminate on March 2, 1996; and
        WHEREAS, the Board of Directors of Super desires to provide for the continued employment of Demos after March 2, 1996 for a period of two (2) years until March 2, 1998; and
        WHEREAS, the execution and delivery of this Amendment by Super was authorized and approved by the Compensation and Stock Option Committee of the Board of Directors of Super on October 26, 1995 and the action of the Compensation and Stock Option Committee was approved and ratified by the Board of Directors at its meeting on October 26, 1995;
        NOW, THEREFORE, in consideration of the premises and of the mutual terms, covenants and agreements hereinafter contained, Super and Demos agree as follows:
        1. Section 2 of the Employment Agreement is hereby amended as follows:
             "The term of the Employment Agreement between Super and Demos is hereby extended for an additional period of two (2) years from March 2, 1996 to March 2, 1998."
        2. Super and Demos hereby ratify and confirm all of the other terms, provisions and agreements set forth in the Employment Agreement and the same shall continue in full force and effect to and including March 2, 1998.
        IN WITNESS WHEREOF, the parties hereto have executed this First Amendment this 26th day of October, 1995.
                                 Super:

                                 SUPER FOOD SERVICES, INC.



                                 By       /s/ Jack Twyman
                                         ______________________________
                                             Chairman of the Board




                                 Demos:




                                 ________________________________
                                                  John Demos